UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/21/2005

NOVASTAR FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-13533

MD	74-2830661
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

8140 Ward Parkway, Suite 300, Kansas City, MO 64114
(Address of principal executive offices, including zip code)

816.237.7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 7.01.    Regulation FD Disclosure

On November 21, 2005, NovaStar Financial, Inc. announced that they will be presenting at the Friedman, Billings, Ramsey 2005 Investor Conference in New York City on November 30, 2005 at 2:00 p.m. Eastern time. The presentation data will be filed on a Form 8-K and made available on our website 24 hours prior to the presentation. The press release is included as Exhibit 99 and is incorporated herein by reference.

References to the registrant's website do not incorporate by reference the information on the registrant's website into this Current Report and the registrant disclaims any such incorporation by reference.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits

99 NovaStar Financial to Present at the Friedman, Billings, Ramsey 2005 Investor Conference.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVASTAR FINANCIAL, INC.

Date: November 21, 2005	By:	/s/ Gregory S. Metz
Gregory S. Metz
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.	NovaStar Financial to Present at the Friedman, Billings, Ramsey 2005 Investor Conference.